UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  April 25, 2002

                          BANC ONE FINANCIAL SERVICES
                         Home Equity Loan Trust 1999-1



New York (governing law of          333-39127-05      52-2164454
Pooling and Servicing Agreement)    (Commission       IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank Minnesota, N.A.
        9062 Old Annapolis Road                              21045
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code:  (410) 884-2000

        c/o Wells Fargo Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)

        (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On April 25, 2002 a distribution was made to holders of BANC ONE FINANCIAL Services Home Equity Loan Trust 1999-1.




  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number      Description

             EX-99.1 Monthly report distributed to holders of Home Equity Loan Trust 1999-1, relating to the April 25, 2002 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          BANC ONE FINANCIAL SERVICES
                         Home Equity Loan Trust 1999-1

              By:   Wells Fargo Bank Minnesota, N.A., as Trustee
              By:   /s/ Beth Belfield, Assistant Vice President
              By:   Beth Belfield, Assistant Vice President
              Date: 04/25/02


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan Trust 1999-1, relating to the April 25, 2002 distribution.





           Banc One Financial Services Home Equity Loan Trust 1999-1
                            Monthly Servicing Report
             For the Collection & Interest Period Ending 03/31/2002
                         For Distribution on 04/25/2002



A. CURRENT PERIOD COLLECTIONS & OTHER AMOUNTS
 (A) Principal and Interest Collections
   (i) Interest Collections                                                                                         $1,002,357.11
   (ii) Principal Collections                                                                                         $375,515.93
   (iii) Principal Curtailments                                                                                       $144,084.01
   (iv) Principal Prepayments in Full                                                                               $3,141,778.39
   (v) Count Principal Prepayments in Full                                                                                     74

 (B) Net Liquidation Proceeds net of related Foreclosure Profits                                                      $372,725.50
 (C) Insurance Proceeds to extent not included in Net Liquidation Proceeds                                                  $0.00
 (D) Proceeds from Loan Repurchases or Substitution Adjustments                                                             $0.00
 (E) Released Mortgaged Property Proceeds                                                                                   $0.00
 (F) Other Amounts
   (i) Net REO Revenue                                                                                                      $0.00
   (ii) Compensating Interest                                                                                               $0.00
   (iii) Net Loss on Eligible Investments                                                                                   $0.00

 (G) Monthly Advance                                                                                                  $189,516.83

 (H) Termination Price                                                                                                      $0.00

 (I) Total Collections (A+B+C+D+E+F+G+H)                                                                            $5,225,977.77

 (J) Civil Relief Act Shortfall                                                                                           $249.37
 (K) Prepayment Interest Shortfall                                                                                          $0.00


B. CURRENT PERIOD DELINQUENCIES & LIQUIDATION LOAN LOSSES
 (A) Delinquent Loans, REO, Foreclosures and Bankruptcies                    Count                  Amount             Percentage
   (i) 30-59 Days Delinquent (Incl. REO, FC and Bankrupties                     89              $3,294,049.24              3.763%
   (ii) 60-89 Days Delinquent (Incl. REO, FC and Bankrupties                    53              $1,701,597.49              1.944%
   (iii) 90 Days or More Delinquent (Incl. REO, FC and Bankrupties             291             $11,255,491.46             12.859%
   (iv) Loans in REO status at end of Collection Period                         30              $1,705,659.14              1.949%
   (v) Loans in Foreclosure                                                     58              $3,382,213.73              3.864%
   (vi) Loans in Bankruptcy or Insolvency Proceedings                          283             $10,597,522.66             12.107%
   (vii) Total 60+ including REO, Foreclosure & Bankrupties                    344             $12,957,088.95             14.803%
   (viii) Total 90+ including REO, Foreclosure & Bankrupties                   291             $11,255,491.46             12.859%

 (B) Liquidation Losses / Monthly Loss Rate (Annualized)                                          $825,987.20             10.728%


C. CURRENT PERIOD INSURED PAYMENTS
 (A) Required Payments                                                                                                $428,859.63
 (B) Net Available Distribution Amount                                                                              $5,175,236.16
 (C) Insured or Deficiency Amount (max(0,(A-B))                                                                             $0.00
 (D) Preference Amount                                                                                                      $0.00
 (E) Insured Payments (C+D)                                                                                                 $0.00


D. CURRENT PERIOD FORMULA PRINCIPAL DISTRIBUTION AMOUNT
 (A) Principal Distributable Amount
   (i) Total Principal Collections                                                                                  $3,661,378.33
   (ii) plus Principal Balance of Liquidated Home Equity Loans                                                      $1,198,712.70
   (iii) plus Insurance Proceeds received                                                                                   $0.00
   (iv) plus Portion of Purchase Price allocable to Principal of Defective Home Equity Loans                                $0.00
   (v) plus Principal Portion of Substitution Adjustments not previously distributed                                        $0.00
   (vi) equals Total Principal Distributable Amount                                                                 $4,860,091.03

 (B) Unpaid Principal Shortfall                                                                                             $0.00

 (C) Formula Principal Distribution Amount (A+B)                                                                    $4,860,091.03
 (D) Formula Principal Distribution Amount required to maintain OC                                                  $4,860,091.03
 (E) Class A-4 Priority Amount                                                                                        $773,958.45


E. CURRENT PERIOD AVAILABLE FUNDS
 (A) Total Collections                                                                                              $5,225,977.77
 (B) Master Service Fee                                                                                                $38,495.86
 (C) Available Funds                                                                                                $5,187,481.91
 (D) Insured Payments                                                                                                       $0.00
 (E) Total Available Funds and Insured Payments                                                                     $5,187,481.91


F. WATERFALL AMOUNTS
 (A) Trustee Fee and Premium Amount:
   (i) Trustee Fee                                                                                                      $1,039.39
   (ii) Premium Amount                                                                                                 $11,206.36

 (B) Accrued and Unpaid Master Servicing Fee:                                                                               $0.00

 (C) Current Monthly Interest Amounts:
   (i) Class A-1 Certificate
     (a) Current Monthly Interest Amount Due                                                                                $0.00
     (b) Current Monthly Interest Amount Paid                                                                               $0.00
     (c) Interest Shortfall                                                                                                 $0.00
   (ii) Class A-2 Certificate
     (a) Current Monthly Interest Amount Due                                                                          $101,786.23
     (b) Current Monthly Interest Amount Paid                                                                         $101,786.23
     (c) Interest Shortfall                                                                                                 $0.00
   (iii) Class A-3 Certificate
     (a) Current Monthly Interest Amount Due                                                                          $175,558.76
     (b) Current Monthly Interest Amount Paid                                                                         $175,558.76
     (c) Interest Shortfall                                                                                                 $0.00
   (iv) Class A-4 Certificate
     (a) Current Monthly Interest Amount Due                                                                          $151,514.64
     (b) Current Monthly Interest Amount Paid                                                                         $151,514.64
     (c) Interest Shortfall                                                                                                 $0.00

   (v) Total Current Monthly Interest Amount Due                                                                      $428,859.63
   (vi) Total Current Montly Interest Amount Paid                                                                     $428,859.63
   (vii) Total Interest Shortfall                                                                                           $0.00

 (D) Unpaid Interest Shortfall and Interest on Unpaid Interest Shortfall:
   (i) Class A-1 Certificate
     (a) Unpaid Interest Shortfall Due                                                                                      $0.00
     (b) Unpaid Interest Shortfall Paid                                                                                     $0.00
     (c) Remaining Unpaid Interest Shortalls                                                                                $0.00
   (ii) Class A-2 Certificate
     (a) Unpaid Interest Shortfall Due                                                                                      $0.00
     (b) Unpaid Interest Shortfall Paid                                                                                     $0.00
     (c) Remaining Unpaid Interest Shortalls                                                                                $0.00
   (iii) Class A-3 Certificate
     (a) Unpaid Interest Shortfall Due                                                                                      $0.00
     (b) Unpaid Interest Shortfall Paid                                                                                     $0.00
     (c) Remaining Unpaid Interest Shortalls                                                                                $0.00
   (iv) Class A-4 Certificate
     (a) Unpaid Interest Shortfall Due                                                                                      $0.00
     (b) Unpaid Interest Shortfall Paid                                                                                     $0.00
     (c) Remaining Unpaid Interest Shortalls                                                                                $0.00

   (v) Total Unpaid Interest Shortfall Due                                                                                  $0.00
   (vi) Total Unpaid Interest Shortfall Paid                                                                                $0.00
   (vii) Total Remaining Unpaid Interest Shortfall                                                                          $0.00

 (E) Monthly Principal Distribution:
   (i) Class A-4 Certificate Priority Amount                                                                          $773,958.45
   (ii) Class A-1 Certificate                                                                                               $0.00
   (iii) Class A-2 Certificate                                                                                      $3,972,418.08
   (iv) Class A-3 Certificate                                                                                               $0.00
   (v) Other Class A-4 Certificate Amounts                                                                                  $0.00

   (vi) Total Monthly Principal Distribution                                                                        $4,746,376.53

 (F) Reimbursement Amount owed to Certificate Insurer:                                                                      $0.00

 (G) Non Recoverable Advances not previously reimbursed to Master Servicer:                                                 $0.00

 (H) Excess Spread:                                                                                                         $0.00

 (I) Distributable Excess Spread Allocation:
   (i) Class A-1 Certificate                                                                                                $0.00
   (ii) Class A-2 Certificate                                                                                               $0.00
   (iii) Class A-3 Certificate                                                                                              $0.00
   (iv) Class A-4 Certificate                                                                                               $0.00

   (v) Total Certificate Distributable Excess Spread                                                                        $0.00

 (J) Other Amounts owed to Certificate Insurer:                                                                             $0.00

 (K) Prepayment Interest Shortfall owed to Certificateholders
   (i) Class A-1 Certificate
     (a) Prepayment Interest Shortfall Due                                                                                  $0.00
     (b) Prepayment Interest Shortfall Paid                                                                                 $0.00
     (c) Remaining Prepayment Interest Shortfall                                                                            $0.00
   (ii) Class A-2 Certificate
     (a) Prepayment Interest Shortfall Due                                                                                  $0.00
     (b) Prepayment Interest Shortfall Paid                                                                                 $0.00
     (c) Remaining Prepayment Interest Shortfall                                                                            $0.00
   (iii) Class A-3 Certificate
     (a) Prepayment Interest Shortfall Due                                                                                  $0.00
     (b) Prepayment Interest Shortfall Paid                                                                                 $0.00
     (c) Remaining Prepayment Interest Shortfall                                                                            $0.00
   (iv) Class A-4 Certificate
     (a) Prepayment Interest Shortfall Due                                                                                  $0.00
     (b) Prepayment Interest Shortfall Paid                                                                                 $0.00
     (c) Remaining Prepayment Interest Shortfall                                                                            $0.00

   (v) Total Prepayment Interest Shortfall Due                                                                              $0.00
   (vi) Total Prepayment Interest Shortfall Paid                                                                            $0.00
   (vii) Total Remaining Prepayment Interest Shortfall                                                                      $0.00

 (L) Other Amounts owed to Master Servicer
   (i) Reimbursement of Compensating Interest                                                                               $0.00
   (ii) Reimbursement of Unreimbursed Servicing Advances                                                                    $0.00
   (iii) Reimbursement of Unreimbursed Monthly Advances                                                                     $0.00

 (M) Other termination/transfer amounts due to Trustee                                                                      $0.00

 (N) Amount released to Class R Certificateholder                                                                           $0.00


G. CALCULATION OF OC TARGET AMOUNT

 (A) Twelve Month Average Monthly Loss Rate                                                                                3.580%
 (B) Is Rolling Twelve Month Loss Rate greater than 2.75%?                                                                   Yes

 (C) Cumulative Losses / Cumulative Loss Rate                                              $7,104,912.29                   2.527%
 (D) Is Cumulative Loss Rate greater than 5.00%?                                                                              No

 (E) Has OC Stepdown Date been reached?                                                                                      Yes

 (F) Overcollateralization Target Amount                                                                          $14,880,094.66

H. COMPARATIVE POOL AND CERTIFICATE CHARACTERISTICS
                                                                                     Begin of Collection        End of Collection
                                                                                            Period                  Period
 (A) Certificate Balances and Factors
   (i) Class A-1 Certificate Balance                                                               $0.00                    $0.00
   (ii) Class A-1 Certificate Factor                                                           0.0000000                0.0000000
   (iii) Class A-2 Certificate Balance                                                    $19,399,451.25           $15,427,033.17
   (iv) Class A-2 Certificate Factor                                                           0.6360476                0.5058044
   (v) Class A-3 Certificate Balance                                                      $31,938,000.00           $31,938,000.00
   (vi) Class A-3 Certificate Factor                                                           1.0000000                1.0000000
   (vii) Class A-4 Certificate Balance                                                    $28,118,000.00           $27,344,041.55
   (vii) Class A-4 Certificate Factor                                                          1.0000000                0.9724746
   (ix) Aggregate Certificate Balance                                                     $79,455,451.25           $74,709,074.72
   (x) Aggregate Certificate Factor                                                            0.2883459               0.2711212

 (B) Collateral Pool
   (i) Pool Principal Balance                                                             $92,390,059.59           $87,529,968.56
   (ii) Weighted Average Loan Rate                                                               11.862%                  11.859%
   (iii) Weighted Average Original Term (months)                                                  203.45                   203.45
   (iv) Weighted Average Remaining Term (months)                                                  161.01                   159.65
   (v) Loan Count                                                                                  2.479                    2.374
   (vi) 3 Largest Loan Pool Balances                                                         $870,103.83              $868,460.90

 (C) Overcollateralization Amount                                                         $12,934,608.34           $12,820,893.84

I. MASTER SERVICER TERMINATION & OTHER TRIGGER TESTS

 (A) Twelve Month Average Monthly Loss Rate                                                                                 3.580%
 (B) Is Rolling Twelve Month Loss Rate greater than 4.00%?                                                                     No

 (C) Six Month Average of Pool Delinquency Rate                                                                            14.167%
 (D) Is Rolling Six Month Delinquency Rate greater than 5.00%?                                                                Yes

 (E) Has Deposit Event Occurred?                                                                                               No

J. SUMMARY STATEMENT OF AMOUNTS DUE TO CERTIFICATEHOLDERS
                                                                                                            Per $1000 of Original
                                                                                                            Certificate Principal
 (A) Amount of distribution allocable to Current Monthly Interest & Unpaid Interest        Dollars
     Shortfall
   (i) Class A-1 Certificate                                                                 $0.00                     0.00000000
   (ii) Class A-2 Certificate                                                          $101,786.23                     3.33725358
   (iii) Class A-3 Certificate                                                         $175,558.76                     5.49686151
   (iv) Class A-4 Certificate                                                          $151,514.64                     5.38852818
   (v) Total                                                                           $428,859.63                     1.55634293

 (B) Amount of distribution allocable to Formula Principal Distributable Amount
   (i) Class A-1 Certificate                                                                 $0.00                     0.00000000
   (ii) Class A-2 Certificate                                                        $3,972,418.08                   130,24321577
   (iii) Class A-3 Certificate                                                               $0.00                     0.00000000
   (iv) Class A-4 Certificate                                                          $773,958.45                    27.52537339
   (v) Total                                                                         $4,746,376.53                    17.22472575

 (C) Amount of distribution allocable to Distributable Excess Spread
   (i) Class A-1 Certificate                                                                 $0.00                     0.00000000
   (ii) Class A-2 Certificate                                                                $0.00                     0.00000000
   (iii) Class A-3 Certificate                                                               $0.00                     0.00000000
   (iv) Class A-4 Certificate                                                                $0.00                     0.00000000
   (v) Total                                                                                 $0.00                     0.00000000

 (D) Amount of distribution allocable to Prepayment Interest Shortfall
   (i) Class A-1 Certificate                                                                 $0.00                     0.00000000
   (ii) Class A-2 Certificate                                                                $0.00                     0.00000000
   (iii) Class A-3 Certificate                                                               $0.00                     0.00000000
   (iv) Class A-4 Certificate                                                                $0.00                     0.00000000
   (v) Total                                                                                 $0.00                     0.00000000

 (E) Total Principal and Interest Distributed to Certificateholders
   (i) Class A-1 Certificate                                                                 $0.00                     0.00000000
   (ii) Class A-2 Certificate                                                        $4,074.204.32                   133.58046935
   (iii) Class A-3 Certificate                                                         $175,558.76                     5.49686151
   (iv) Class A-4 Certificate                                                          $925,473.08                    32.91390157
   (v) Total                                                                         $5,175,236.16                    18.78106868
